BlackRock Global Growth Fund, Inc.
(the “Fund”)

Supplement dated December 11, 2009 to the
Prospectus and Statement of Additional Information, each dated December 22, 2008

Effective December 31, 2009, the Fund will change the benchmark against which it measures its performance from the Standard and Poor’s Global Broad Market Index (the “S&P Global BMI”) to the MSCI All Country World Index (the “MSCI ACWI”), a broad measure of market performance. The MSCI ACWI represents the industry standard benchmark for global multi-cap strategies such as the Fund’s and is widely used by the Fund’s peer group. The MSCI ACWI is a market capitalization-weighted benchmark index made up of equities from twenty-three countries, including the United States.

For the one-, five- and ten-year periods ended December 31, 2008, the average annual total returns for the MSCI ACWI were -42.20%, -0.06% and -0.20%, respectively.

Code #: PR&SAI-GG-SUP-1209